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                                                                    Exhibit 23.2




                               ARTHUR ANDERSEN LLP



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------


To PharmaGenics:

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 3, 1997 included in PharmaGenics, Inc.'s Form 10-K for the year ended December 31, 1996 and to all references to our firm included in or made as part of this registration statement.




                                        /s/ ARTHUR ANDERSEN LLP



Roseland, New Jersey
April 28, 1997